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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in this Registration Statement of Diagnostic Products Corporation on Form S-8 of our report dated February 16, 2001, appearing in the Annual Report on Form 10-K of Diagnostic Products Corporation for the year ended December 31, 2000.




/s/ DELOITTE & TOUCHE LLP

Los Angeles, California
May 10, 2001